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                                                                      EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Five (Portion Relating to the Seasons Variable Annuity) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) ("Anchor National") of our report dated January 31, 2002, relating to the consolidated financial statements of Anchor National. We also consent to the incorporation by reference of our report dated June 27, 2001, relating to the financial statements of Variable Annuity Account Five (Portion Relating to the Seasons Variable Annuity), and our above mentioned reports into the Prospectus of Variable Annuity Account Five (Portion Relating to the Seasons Variable Annuity), which constitutes part of this registration statement. We consent to use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Five (Portion Relating to the Seasons Select II Variable Annuity) of Anchor National of our report dated January 31, 2002, relating to the consolidated financial statements of Anchor National. We also consent to the incorporation by reference of our report dated June 27, 2001, relating to the financial statements of Variable Annuity Account Five (Portion Relating to the Seasons Variable Annuity), and our above mentioned reports into the Prospectus of Variable Annuity Account Five (Portion Relating to the Seasons Variable Annuity), which constitutes part of this registration statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectuses and to the reference to us under the heading "Financial Statements" in such Statements of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
April 12, 2002